Developing Transformative Therapies to Treat the Whole Eye NASDAQ: OCGN Corporate Deck

Forward Looking Statement This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our business strategy, future results of operations and financial position, prospective products, product approvals, research and development costs, timing and likelihood of success, estimated market size or growth, and plans and objectives of management for future operations, are forward-looking statements. When used in this presentation, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including those risks set forth in the Company’s filings with the Securities and Exchange Commission, which are available at www.sec.gov, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on our management’s beliefs and assumptions and on information available to management as of the date of this presentation. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward- looking statements, even if new information becomes available in the future. This presentation includes estimates by us of statistical data relating to market size and growth and other estimated data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation also includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. ©2020 Ocugen. All Rights Reserved. 2

Company Highlights

OCGN (NASDAQ)

Strong Global IP

Diversified Portfolio

THREE WAVES OF TECHNOLOGICAL INNOVATION



SMALL MOLECULE PHASE 3 RARE DISEASE ASSET
OCU300 for ocular Graft Versus Host Disease (oGVHD)



MODIFIER GENE THERAPY PLATFORM
OCU400 for Inherited Retinal Diseases
OCU410 for Dry AMD



NOVEL BIOLOGIC THERAPIES FOR RETINAL DISEASES
OCU200 for DME, Diabetic Retinopathy, Wet AMD

Strategic Gene Therapy Manufacturing Partnership



CanSinoBIO

ocugen
©2020 Ocugen. All Rights Reserved.
3

Experienced Leadership Team • Diverse experience in large pharma, signature biotech, and small companies • Development, Manufacturing and Commercialization expertise provides know-how to take pipeline from preclinical to market Shankar Musunuri, PhD, MBA Chairman, CEO and Co-Founder Sanjay Subramanian, MBA Chief Financial Officer Daniel Jorgensen, MD, MPH, MBA Chief Medical Officer Rasappa Arumugham, PhD Chief Scientific Officer Vijay Tammara, PhD Senior Vice President, Regulatory & Quality Kelly Beck, MBA Vice President, Investor Relations & Administration ©2020 Ocugen. All Rights Reserved. 4

Three Waves of Technological Innovation ©2020 Ocugen. All Rights Reserved. 5

OCU300: oGVHD Near-term Commercialization Opportunity Potential to be First FDA Approved Treatment 6

OCU300 for oGVHD: Unmet Need for Patients with Rare Ocular Disease

Ocular Graft vs Host Disease (oGVHD)

- Autoimmune disease that occurs in allogeneic bone marrow transplant (BMT) patients
  - **Donor derived leukocytes attack recipient ocular tissue**
- Patients encounter dry, tearless eyes, vision issues, severe pain, discomfort, and potential ocular scarring
- May lead to significant vision loss and irreparable ocular surface damage

Ocugen is the **first and only company to receive orphan drug designation** from FDA for treatment of oGVHD

~60% of allogeneic bone marrow transplant patients will develop oGVHD

~63,000 patients in the US



~3-6 months from transplant is when patients will develop oGVHD

Top 30 BMT centers treat majority of patients with oGVHD

ocugen
©2020 Ocugen. All Rights Reserved.
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Source: Prevalence of Hematopoietic Cell Transplant Survivors in the United States, Majhail N et al Oct 2014
Source: https://bethematch.org/tcdirectory/search/advanced/#-/-/-/false/-/TotalTransplants-

Phase 3 Study With Topline Results Expected 2H2020 Over 95% planned enrollment completed Indication: Treatment of ocular discomfort and ocular redness in patients with oGVHD ~60 PATIENTS • 84-day, Randomized, Double-Masked, Placebo-Controlled Study • Key inclusion criteria: diagnosis of ‘definite’ oGVHD using the International Chronic Ocular GVHD Consensus Group revised diagnostic criteria (Ogawa, 2013) • Patients referred to specialty BMT centers; 10+ centers are active in this study OCU300OCU300 PLACEBO*PLACEBO (Brimonidine 0.18% OcuNanoE™) (Ophthalmic Buffered Saline) 2:1 randomization Co-primary endpoints include: (OCU300 n=40; Placebo n=20) • Symptom: Ocular discomfort based on Visual • Sign: Ocular redness based on Validated Analog Scale (VAS) Bulbar Redness (VBR) Score On a scale from 0-10, what was the intensity of your Ocular Discomfort, at its worst, over the past 24 hours? ©2020 Ocugen. All Rights Reserved. Enrollment as of March 20, 2020 8

Active Ingredient Proven Safe and Effective

Safety

Existing Molecule (Brimonidine)

- 505(b)(2) regulatory pathway allows use of safety data already available for brimonidine
- Brimonidine approved for chronic treatment in glaucoma

Efficacy

Early stage clinical studies led to Phase 3 design

OcuNanoE™ drug delivery system improves overall efficacy

OCU300 is preservative-free (no BAK)

- BAK (benzalkonium chloride) is damaging to the cornea

Generic substitution prohibited

- Generic brimonidine (0.2%) not approved for oGVHD
- Concentration/formulation different from OCU300
- Contains BAK preservative
- OCU300 completing controlled studies in oGVHD patients
- AB criteria not applicable

ocugen ©2020 Ocugen. All Rights Reserved.

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OcuNanoETM Drug Delivery System Improves Overall Efficacy Brimonidine Level in Lacrimal Gland Mouse DED Model (Preclinical) (Preclinical) ** 1000 4 100 3 2 M Tissue ean (SD) Concentration (ng/g) Concentration 10 1 0 3 6 9 12 0 Corneal Fluorescein Score Fluorescein Corneal Drug distribution to lacrimal gland T im e (h ) O CU300 Brimonidine TM from traditional eye drops is low O CU300 (0.18%) OcuNanoE Brimonidine solution (0.2% ) • OCU300 = Brimonidine (0.18%) OcuNanoE™ relative to other target tissues • Brimonidine = Commercial 0.2% solution • Figure shows median, interquartile range & min/max fluorescein score • **p<0.01 OcuNanoE™ increases brimonidine in lacrimal gland and improves overall efficacy of OCU300 ©2020 Ocugen. All Rights Reserved. 10

OCU300 has Compelling Value Proposition

Patients	Physicians	Market Access	Market Potential
• Spend **3 months** in hospital after receiving **bone marrow transplant** • Most **exhibit symptoms** while still **under hematologist/ oncologist care**	• **Hematologists/Oncologists** are **first prescribers**, then referred to **specialized ophthalmologists** • Hematologists looking for **approved therapy**; no knowledge of off-label options	• **No** approved therapy • Seek to establish **ICD-10** diagnostic code • Analysis supports **premium pricing** • Opportunities to **partner** for **commercialization**	• Potential to be **first approved product** in US market • First and only company to receive **Orphan Drug Designation** from FDA for oGVHD • Advances in hematopoietic cell transplantation leading to **increasing number** of **transplant survivors**
~63,000 Patients	***Targeted BMT Centers***	***Premium Pricing***	***Orphan Drug***

ocugen
©2020 Ocugen. All Rights Reserved.
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Breakthrough Modifier Gene Therapy Platform Addressing Multiple Diseases with One Product 12

NHRs as Modifier Gene Therapeutics Nuclear Hormone Receptors (NHRs) NHRs such as NR2E3 play a critical role in modulating cellular homeostasis by regulating basic biological processes • Development • Metabolism • Circadian cycle • Energy homeostasis NHR • Steroidogenesis • Lipid metabolism • Xenobiotics NHRs such as NR2E3, NR1D1, RORA and NR2C1 are important modulators of retinal development, function and thereby disease ©2020 Ocugen. All Rights Reserved. 13

Potential to Treat Many Diseases with One Product Modifier Gene Therapy: Introduce a functional gene to modify the expression of many genes and gene-networks, and regulate basic biological processes in retina Potential to address a number of diseases Modifier Gene M using the same Modifier Gene product GENE M GENE M GENE X GENE X Cell with mutated/ Cell with nonfunctioning gene(s) normal function ©2020 Ocugen. All Rights Reserved. 14

Preclinical Data Published in Nature Gene Therapy Efficacy results in 5 unique mouse models of retinitis pigmentosa (RP) Underwent administration of AAV-NR2E3 by subretinal injection Study demonstrates potency of novel modifier gene therapy to elicit broad-spectrum therapeutic benefits in early and intermediate stages of RP • Important milestone for development of therapy; demonstrated proof of principle • Protection elicited in multiple animal models of degeneration caused by different mutations • Potential to represent first broad-spectrum therapy and to provide rescue even after disease onset ©2020 Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434-020-0134-z 15

OCU400 Preserves Photoreceptors in Early Stage of Disease


Control
B6
PDE6β associated RP
rd1
Rhodopsin associated adRP
Rho-/-
RhoP23H
Leber Congenital Amaurosis
rd16
Enhanced S-cone Syndrome
rd7
Untreated
AAV8-Nr2e3 Treated
GCL
INL
ONL
Unrescued
Rescued
Untreated
Treated with AAv8-Nr2e3
ONL Cell Layer Number
B6
rd1
Rho-/-
RhoP23H
rd16
rd7

Retina histology

- P0 single subretinal injection, evaluation 3-4 months post injection
- *rd1* evaluated 1-month post injection
- Restored Outer Nuclear Layer (ONL) photoreceptors morphology in rd7 ocugen
©2020 Ocugen. All Rights Reserved.
natureresearch https://www.nature.com/articles/s41434-020-0134-z
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OCU400 Preserves Photoreceptors in Advanced Stage of Disease



Control
Rhodopsin associated adRP
Leber Congenital Amaurosis
Enhanced S-cone Syndrome
B6
Rho-/-
*Rho*P23H
rd16
rd7
Untreated
AAV8-*Nr2e3* Treated
GCL
INL
ONL
GCL
INL
ONL
50µm
ONL Cell Layer Number
15
10
5
0
B6
Rho-/-
*Rho*P23H
rd16
rd7
Uninjected
AAV8-Nr2e3 Injected

Retina histology

- Animals injected at P21 and evaluated 2–3 months post injection
- Restored ONL photoreceptors morphology in rd7
- ONL cell layer change in *rd7* model doesn't progress until 4-5 mos. of age ocugen
©2020 Ocugen. All Rights Reserved.
natureresearch https://www.nature.com/articles/s41434-020-0134-z
17

OCU400 Demonstrates Improved Vision Signals in Retina


Scotopic ERG B-wave Percentage Increase
Percentage Increase
Treated vs. Untreated
400
300
200
100
0
rd1
Rho-/-
RhoP23H
rd16


Photopic ERG B-wave Percentage Increase
Percentage Increase
Treated vs. Untreated
600
400
200
0
rd1
Rho-/-
RhoP23H
rd16

- **ERG response**: P0 single subretinal injection, evaluation 3-4 months post injection
- *rd1* evaluated 1- month post injection

ocugen
©2020 Ocugen. All Rights Reserved.
natureresearch https://www.nature.com/articles/s41434-020-0134-z
18

OCU400 Demonstrated Safety in Mouse Model Study results confirm overexpression of Nr2e3 by subretinal AAV8-Nr2e3 injection is not detrimental to retina ©2020 Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434-020-0134-z 19

OCU400 Regulatory Strategy Proposed Phase 1/2a Phase 2b/3 Potential Approval Broad RP Indication NR2E3 NR2E3 Phase 4 Commitments RHO RHO CEP290 ©2020 Ocugen. All Rights Reserved. 20

Gene Therapy Manufacturing: Plagued by Backlog and Timing Delays Cell & gene therapy manufacturing demand continues to increase • 1,060 clinical trials globally; 80 cell and gene therapy trials in Phase 3 • Large pharma acquiring companies to support internal programs – eg: Roche acquired Spark; Pfizer acquired Bamboo; Celgene acquired Juno • Others being acquired by major CMOs to establish their presence in the gene therapy – eg: Thermo Fisher acquired Brammer Bio; Catalent acquired Paragon Gene therapy companies facing manufacturing bottleneck & costs • Long wait in the queue for CMO while large pharma can bypass (due to scope and financial power) • Traditional CMO model not appropriate for implementing specialized process optimization steps • High cost for the CMC development and clinical supplies; approximately: – $7M - $10M for Phase 1 – $8M - $10M for late stage – $10M - $15M for scale-up development for commercialization/BLA filing Critical to find a Strategic and Reliable Partner that also shares costs ©2020 Ocugen. All Rights Reserved. Source: Manufacturing Cures: Infrastructure Challenges Facing Cell And Gene Therapy Developers 21 In Vivo June 2019 invivo.pharmaintelligence.informa.com

OCU400 Gene Therapy Manufacturing: Strategic Partnership with CanSinoBIO

CanSinoBIO

- Biotech company publicly-listed on Hong Kong exchange (6185.HK) with market cap of ~$2 Billion USD
- State-of-the-art facilities with world class team
- Provides scalable GMP cell lines (such as HEK293 suspension culture adopted) for commercial manufacturing

CanSinoBIO to perform CMC development & manufacturing of clinical supplies

- CanSinoBIO responsible for all associated costs
- Option for commercial manufacturing agreement

CanSinoBIO has rights to develop, manufacture and commercialize OCU400 for Greater China market ocugen ⟷ CanSinoBIO

Partnership paves a path for Ocugen to advance OCU400 into the clinic with significantly reduced capital and resources ocugen
©2020 Ocugen. All Rights Reserved.
22

OCU410 (AAV-*RORA*): Dry AMD

Dry Age-Related Macular Degeneration (AMD)

- Leads to irreversible blindness due to degeneration of the retina

~9-10M patients in the US



Normal Retina



Dry AMD

Contributing Factors

- Aging
- Genetics
- Environmental Factors


Inflammation
Oxidative Stress
RORA
Lipid Peroxidation

Currently no approved treatment for Dry AMD

ocugen

©2020 Ocugen. All Rights Reserved.

Sources: https://www.brightfocus.org/macular/article/age-related-macular-facts-figures
https://www.uniprot.org/uniprot/P35398#function

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OCU200: Diabetic Macular Edema (DME) Diabetic Retinopathy (DR) Wet AMD Novel Biologic Offering Benefits Beyond Anti-VEGF 24

DME, DR & Wet AMD are Leading Causes of Blindness Diabetic Macular Edema (DME) Diabetic Retinopathy (DR) ~745,000 DME patients in the US Wet AMD • Most common causes of vision loss in patients with diabetes and aging ~7.7M DR patients in the US population • Anti-VEGF & corticosteroids therapies not effective in approximately 50% of patients • Leakage and fluid accumulation continues ~1.1M Wet AMD patients in the US in sub-retinal space even after many months of treatment Targeting Integrin Pathways Offer New Opportunities ©2020 Ocugen. All Rights Reserved. 25

OCU200: Tumstatin-Transferrin Fusion Protein

• Inhibits new blood vessel formation • Anti-inflammatory • Anti-oxidative

DME/DR
Oxygen-Induced Retinopathy (OIR) Mouse Model



Untreated
Vehicle
OCU200
Eylea
Neovascular area (normalized)
NV (% of control retina NV)
150
100
50
0
-50
*
**
**
Vehicle
2.5 µg
5 µg
10 µg
Eylea (40 µg)
OCU200

Effect of OCU200 intravitreal treatments on Neovascularization (NV). Data are presented as mean± SD. Filled circles represent data points from individual eyes
* P < 0.05, ** P < 0.01 (n = 9-10 eyes per group)

Wet AMD
In-Vivo Laser-Induced Rat CNV Model



CNV lesion area (pixels)
250000
200000
150000
100000
50000
0
*†
*
PBS
Tumstatin
OCU200
Avastin

* indicates p<0.05 when compared to PBS and/or tumstatin treatment
† indicates p<0.05 when compared to Avastin; CNV lesions measured on day 14 after treatment

Wet AMD
In-Vivo Laser-Induced Mouse CNV Model



Leaky CNV lesions (%)
80
60
40
Vehicle
Eylea
OCU200
OCU200 + Eylea

Data expressed as percentage of CNV lesions on Day 10 after treatment. Laser induction & treatment start on Day 0

OCU200 Demonstrated Superior Efficacy Compared to Existing Anti-VEGF Therapies

ocugen
©2020 Ocugen. All Rights Reserved.
26

Summary of Near-Term Milestones OCU300 OCU400 (AAV-NR2E3) OCU200 ocular GVHD Retinal Degenerative Diseases DME, DR, Wet AMD (Phase 3 small molecule) (gene therapy) (novel biologic)  Mar 2020: Over 95% Planned  Mar 2020: Preclinical Data Published • 2020-2021: Continue IND-Enabling Enrollment Achieved in Nature Gene Therapy Studies • 2H2020: Topline Results Expected • 2020: Continue IND-Enabling Studies • 2022: Target Phase 1/2a Clinical Trial  Initiated Tox Studies • 2021: Target Phase 1/2a Clinical Trial Note: Check mark () denotes completed milestone. All other milestones are anticipated future milestones. ©2020 Ocugen. All Rights Reserved. 27

A Bold Vision to Treat the Whole Eye For more information, contact: Kelly Beck Vice President, Investor Relations & Administration kelly.beck@ocugen.com